EX-99.1

Contacts:
Elise Caffrey	Matthew Lloyd
Investor Relations	Media Relations
iRobot Corp.	iRobot Corp.
(781) 430-3003	(781) 430-3720
ecaffrey@irobot.com	mlloyd@irobot.com

iRobot Reports Strong Second-Quarter Financial Results
Increases Full-Year 2016 Financial Expectations; U.S. Q2 Revenue Up More Than 25%

BEDFORD, Mass., July 26, 2016 - iRobot Corp. (NASDAQ: IRBT), a leader in delivering robotic technology-based solutions, today announced its financial results for the second quarter ended July 2, 2016.

“Our second quarter revenue was at the high end of our expectations, while Q2 earnings exceeded expectations. Based on our Q2 results, and our outlook for the rest of 2016, fueled by the U.S. momentum, we are increasing our full-year financial expectations. We now expect 2016 revenue of $640 to $645 million, Net Income of between $36 and $40 million, EPS of between $1.26 and $1.40 and Adjusted EBITDA of $85 to $90 million,” said Colin Angle, chairman and chief executive officer of iRobot.

“These expectations reflect our confidence that consumer revenue will grow roughly 14% for the full year, driven by strong demand in the U.S. The success of the marketing programs we ran during Q2 for Mother’s Day and Father’s Day resulted in sell through that was up roughly 20% in the quarter versus last year. We anticipate this momentum to continue throughout 2016.

“The revenue split between Q3 and Q4 is always difficult to predict due to the timing and shipment of consumer products for the holiday season. At this point, we expect revenue to increase sequentially Q2 to Q3 and be much higher in Q4, consistent with last year.”

Financial Results

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Note: Financial results for the second quarter and first half of 2015 include the Defense & Security business which was sold on April 4, 2016. The results for the Defense & Security business included in our financial results for the second quarter of 2016 include $0.8 million for the gain on the sale and support services provided by iRobot, which are recorded as non-operating income, offset by $0.3 million of divestiture costs included in general and administrative expense. First-half 2016 results include first-quarter 2016 results for the Defense & Security business previously reported, and the net $0.6 million noted above.

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Revenue for the second quarter of 2016 was $148.7 million, compared with $148.8 million for the second quarter of 2015. Revenue for the first half of 2016 was $279.5 million, compared with $266.7 million last year.

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Net income in the second quarter of 2016 was $4.8 million, compared with $7.3 million in the second quarter of 2015. For the first half of 2016, net income was $8.7 million, compared with $12.0 million a year ago.

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Quarterly earnings per share were $0.17 for the second quarter of 2016, compared with $0.24 in the second quarter of 2015. First-half earnings per share were $0.30, compared with $0.40 in the first half of 2015.

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Adjusted EBITDA for the second quarter of 2016 was $15.9 million, compared with $17.8 million in the second quarter of 2015. For the first half of 2016, Adjusted EBITDA was $30.1 million, compared with $30.9 million a year ago.

Business Highlights

•	In the U.S., consumer revenue grew more than 25% year over year driven by demand for our high end Roomba 980, as well as for our 600 series Roomba and the Braava family of wet floor care robots.

•	Our new office and team in Shanghai are operating, and we have begun executing our more direct ecommerce strategy for China.

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Japan sell through continued to accelerate in Q2 due to the successful implementation of iRobot marketing programs in that region, and we are on track to deliver modest year-over-year growth as originally anticipated.

Financial Expectations

Management provides the following expectations with respect to the third quarter ending October 1, 2016 and fiscal year ending December 31, 2016.

Q3 2016:
Revenue	$155 - $160 million
Net Income	$11 - $13 million
Earnings Per Share	$0.40 - $0.45
Adjusted EBITDA	$25 - $28 million

Fiscal Year 2016:
Revenue	$640 - $645 million
Net Income	$36 - $40 million
Earnings Per Share	$1.26 - $1.40
Adjusted EBITDA	$85 - $90 million

Second-Quarter Conference Call

iRobot will host a conference call tomorrow at 8:30 a.m. ET to discuss its financial results for the second fiscal quarter 2016, business outlook, and outlook for third-quarter and fiscal year 2016 financial performance. Pertinent details include:

Date:	Wednesday, July 27, 2016
Time:	8:30 a.m. ET
Call-In Number:	847-619-6396
Passcode:	40924298

A live, audio broadcast of the conference call will also be available at http://investor.irobot.com/phoenix.zhtml?c=193096&p=irol-EventDetails&EventId=5206141.
An archived version of the broadcast will be available on the same website shortly after the conclusion of the live event. A replay of the telephone conference call will be available through August 4, and can be accessed by dialing 630-652-3042, passcode 40924298#.

About iRobot Corp.
iRobot designs and builds robots that empower people to do more. The company's home robots help people find smarter ways to clean and accomplish more in their daily lives. iRobot's portfolio of solutions features proprietary technologies for the connected home and advanced concepts in navigation, mobility, manipulation and artificial intelligence. For more information about iRobot, please visit www.irobot.com.

For iRobot Investors
Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements relating to, among other things, iRobot Corp.’s expectations regarding future financial performance, future operating performance and growth, demand for our robots, quarterly revenue growth, and anticipated revenue, net income, earnings per share and Adjusted EBITDA for fiscal year 2016 and the third quarter ending October 1, 2016. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, general economic conditions, market acceptance of our products, and competition. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot Corp. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot Corp., see the disclosure contained in our public filings with the Securities and Exchange Commission.

This press release includes Adjusted EBITDA, which is a non-GAAP financial measure as defined by SEC Regulation G. We define Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, net merger, acquisition and divestiture (income) expense, net intellectual property litigation (income) expense, and restructuring expense. A reconciliation between net income and Adjusted EBITDA is provided in the financial tables at the end of this press release.

iRobot Corporation
Consolidated Statements of Income
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the six months ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
Revenue	$148,696	$148,788	$279,500	$266,749
Cost of revenue	79,044	78,755	147,887	143,008
Gross margin	69,652	70,033	131,613	123,741
Operating expenses:
Research and development	18,544	18,732	38,272	37,764
Selling and marketing	29,107	27,329	49,047	41,517
General and administrative	16,143	12,905	32,907	25,494
Total operating expenses	63,794	58,966	120,226	104,775
Operating income	5,858	11,067	11,387	18,966
Other income (expense), net	1,419	(61)	1,619	(855)
Income before income taxes	7,277	11,006	13,006	18,111
Income tax expense	2,463	3,754	4,260	6,105
Net income	$4,814	$7,252	$8,746	$12,006

Net income per share
Basic	$0.18	$0.24	$0.31	$0.40
Diluted	$0.17	$0.24	$0.30	$0.40

Number of shares used in per share calculations
Basic	27,360	29,785	28,198	29,719
Diluted	27,836	30,268	28,717	30,283

Stock-based compensation included in above figures:
Cost of revenue	$150	$177	$371	$392
Research and development	741	942	1,570	1,774
Selling and marketing	387	306	872	615
General and administrative	2,708	2,030	5,065	3,781
Total	$3,986	$3,455	$7,878	$6,562

iRobot Corporation
Condensed Consolidated Balance Sheets
(unaudited, in thousands)

	July 2, 2016	January 2, 2016

Assets
Cash and cash equivalents	$138,466	$179,915
Short term investments	34,827	33,124
Accounts receivable, net	59,191	104,679
Unbilled revenue	139	452
Inventory	46,899	61,678
Other current assets	16,210	9,501
Total current assets	295,732	389,349
Property and equipment, net	25,833	26,850
Deferred tax assets	30,435	31,721
Goodwill	41,041	48,751
Intangible assets, net	13,936	15,664
Other assets	9,836	9,408
Total assets	$416,813	$521,743

Liabilities and stockholders' equity
Accounts payable	$43,545	$61,655
Accrued expenses	12,506	15,954
Accrued compensation	12,550	15,752
Deferred revenue and customer advances	1,279	3,265
Total current liabilities	69,880	96,626
Long term liabilities	7,392	7,706
Stockholders' equity	339,541	417,411
Total liabilities and stockholders' equity	$416,813	$521,743

iRobot Corporation
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	For the six months ended
	July 2, 2016	June 27, 2015
Cash flows from operating activities:
Net income	$8,746	$12,006
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,729	7,011
Loss on disposal of property and equipment	182	24
Gain on sale of business unit	(433)	—
Gain on sale of cost method investment	(634)	—
Stock-based compensation	7,878	6,562
Deferred income taxes, net	1,602	825
Tax benefit of excess stock-based compensation deductions	(776)	(725)
Non-cash director deferred compensation	50	75
Changes in operating assets and liabilities — (use) source
Accounts receivable	39,202	5,463
Unbilled revenue	198	1,729
Inventory	2,698	1,723
Other assets	(7,432)	(787)
Accounts payable	(16,496)	(12,096)
Accrued expenses	(3,126)	(3,136)
Accrued compensation	(2,717)	(4,816)
Deferred revenue and customer advances	(211)	(1,734)
Long term liabilities	164	(366)
Net cash provided by operating activities	35,624	11,758

Cash flows from investing activities:
Additions of property and equipment	(4,881)	(5,539)
Change in other assets	(428)	(1,015)
Proceeds from sale of business unit	23,520	—
Purchase of investments	(9,552)	(14,180)
Sales of investments	8,000	13,000
Proceeds from sale of cost method investment	634	—
Net cash provided by (used in) investing activities	17,293	(7,734)

Cash flows from financing activities:
Proceeds from stock option exercises	3,143	2,102
Income tax withholding payment associated with restricted stock vesting	(1,264)	(1,268)
Stock repurchases	(97,021)	(4,924)
Tax benefit of excess stock-based compensation deductions	776	725
Net cash used in financing activities	(94,366)	(3,365)

Net increase (decrease) in cash and cash equivalents	(41,449)	659
Cash and cash equivalents, at beginning of period	179,915	185,957
Cash and cash equivalents, at end of period	$138,466	$186,616

iRobot Corporation
Supplemental Information
(unaudited)

	For the three months ended		For the six months ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015

Revenue: *
Consumer	$148,104	$136,824	$275,792	$247,909
Domestic	$66,483	$52,178	$129,643	$92,805
International	$81,621	$84,646	$146,149	$155,104

Defense & Security	$—	$11,790	$3,075	$18,316

Gross Margin Percent:
Consumer	51.1%	51.1%	51.8%	55.1%
Defense & Security	—%	42.2%	16.6%	39%
Total Company	46.8%	47.1%	47.1%	46.4%

Units shipped - Consumer *	674	592	1,224	1,083

Average gross selling prices for robot units - Consumer	$240	$246	$248	$243

Days sales outstanding	36	41	36	41

Days in inventory	54	53	54	53

Headcount	554	606	554	606

* in thousands

iRobot Corporation
Adjusted EBITDA Reconciliation to GAAP
(unaudited, in thousands)

	For the three months ended		For the six months ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015

Net income	$4,814	$7,252	$8,746	$12,006

Interest income, net	(198)	(176)	(470)	(330)
Income tax expense	2,463	3,754	4,260	6,105
Depreciation	2,446	2,529	4,913	5,150
Amortization	908	921	1,816	1,861

EBITDA	10,433	14,280	19,265	24,792

Stock-based compensation expense	3,986	3,455	7,878	6,562
Net merger, acquisition and divestiture (income) expense	(505)	—	853	—
Net intellectual property litigation (income) expense	305	30	361	(480)
Restructuring expense	1,702	—	1,702	—

Adjusted EBITDA	$15,921	$17,765	$30,059	$30,874

Use of Non-GAAP Financial Measures

In evaluating its business, iRobot considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, net merger, acquisition and divestiture (income) expense, net intellectual property litigation (income) expense, and restructuring expense. The Company also presents Adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.

The term Adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool, and when assessing the Company's operating performance, investors should not consider Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted EBITDA does not reflect the Company's actual cash expenditures. Other companies may calculate similar measures differently than iRobot, limiting their usefulness as comparative tools. iRobot compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA only supplementally.

iRobot Corporation
Reconciliation of GAAP to Non-GAAP Expectations
(unaudited, in millions)

	Third Quarter Ending	Full Year Ending
	October 1, 2016	December 31, 2016

Net income	$11.0 - $13.0	$36.0 - $40.0

Interest income, net	(0.0) - (0.2)	(0.5) - (0.9)
Income tax expense	5.2 - 6.1	17.1 - 19.0
Depreciation	2.3 - 2.7	9.5 - 10.5
Amortization	0.9	3.6

EBITDA	20.0 - 22.7	66.0 - 72.6

Stock-based compensation expense	3.6 - 4.6	15.5 - 16.3
Net merger, acquisition and divestiture (income) expense	0.1 - 0.2	1.4 - 1.8
Net intellectual property litigation (income) expense	0.1 - 0.4	0.4 - 0.8
Restructuring expense	—	1.7

Adjusted EBITDA	$25.0 - $28.0	$85.0 - $90.0

Use of Non-GAAP Financial Measures

In evaluating its business, iRobot considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, net merger, acquisition and divestiture (income) expense, net intellectual property litigation (income) expense, and restructuring expense. The Company also presents Adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.

The term Adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool, and when assessing the Company's operating performance, investors should not consider Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted EBITDA does not reflect the Company's actual cash expenditures. Other companies may calculate similar measures differently than iRobot, limiting their usefulness as comparative tools. iRobot compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA only supplementally.